                                                                    Exhibit 21.1


ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                  June 1, 2001 - June 30, 2001
                                                    ----------------------------

SETTLEMENT DATE:                                             16-Jul-01
                                                    ----------------------------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII AND
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)   Beginning Aggregate Contract Principal Balance ..........................                             $21,432,290.66
                                                                                                                 ----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts ....                             $ 1,850,865.34
                                                                                                                 ----------------
     (c.)   Contract Principal Balance of Charged-Off Contracts .....................                             $   247,172.96
                                                                                                                 ----------------
     (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of this
            Settlement Date .........................................................                             $19,334,252.36
                                                                                                                 ----------------

            BALANCES ON THIS SETTLEMENT DATE

     (d.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)           0.1574479 ...............                             $15,567,839.77
                                                        --------------                                           ----------------
     (e1.)  Ending Class A-1 Principal Balance              0.0000000 ...............    $            -
                                                        --------------                   ---------------
     (e2.)  Ending Class A-2 Principal Balance              0.1590126 ...............    $ 6,122,131.77
                                                        --------------                   ---------------
     (e3.)  Ending Class A-3 Principal Balance              1.0000000 ...............    $ 9,445,708.00
                                                        --------------                   ---------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)           0.3246910 ...............                             $ 3,766,412.59
                                                        --------------                                           ----------------


II.  COMPLIANCE RATIOS

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ...........                             $20,791,914.25
                                                                                                                 ----------------

     (b.)   CBR of Contracts 1 - 30 days delinquent .................................                             $ 2,419,482.08
                                                                                                                 ----------------
     (c.)    % of Delinquent Contracts 1 - 30 days as of the related Calculation
             Date ...................................................................                                      11.64%
                                                                                                                 ----------------

     (d.)   CBR of Contracts 31 - 60 days delinquent ................................                             $   590,488.27
                                                                                                                 ----------------
     (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation
             Date ...................................................................                                       2.84%
                                                                                                                 ----------------

     (f.)   CBR of Contracts 61 - 90 days delinquent ................................                             $   426,658.23
                                                                                                                 ----------------
     (g.)    % of Delinquent Contracts 61 - 90 days as of the related Calculation
             Date ...................................................................                                       2.05%
                                                                                                                 ----------------

     (h.)   CBR of Contracts > 91 days delinquent ...................................                             $   364,100.58
                                                                                                                 ----------------
     (i.)    % of Delinquent Contracts > 91 days as of the related Calculation
             Date ...................................................................                                       1.75%
                                                                                                                 ----------------

     (j1.)  % of Delinquent Contracts 31 days or more as of the related
            Calculation Date ........................................................                                       6.64%
                                                                                                                 ----------------
     (j2.)  Month 2:      May-01 ....................................................                                       7.81%
                       ----------                                                                                ----------------
     (j3.)  Month 3:      Apr-01 ....................................................                                       7.73%
                       ----------                                                                                ----------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ...                                       7.39%
                                                                                                                 ----------------


     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ..                                       7.37%
                                                                                                                 ----------------
     (k2.)  Month 2:      May-01 ....................................................                                       0.66%
                       ----------                                                                                ----------------
     (k3.)  Month 3:      Apr-01 ....................................................                                       0.88%
                       ----------                                                                                ----------------
     (k4.)  Three month rolling average % for Defaulted Contracts ...................                                       2.97%
                                                                                                                 ----------------

            Does the Cumulative Loss % exceed
     (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th
            Collection Period? Y or N ...............................................                                        n/a
                                                                                                                 ----------------
     (l2.)  The Loss Trigger Level % from 13th Collection Period to and
            including 24th Collection Period? Y or N ................................                                         NO
                                                                                                                 ----------------
     (l3.)  The Loss Trigger Level % from 25th Collection Period and
            thereafter? Y or N ......................................................                                        n/a
                                                                                                                 ----------------


     (m1.)  Residual Realization for the related Collection Period ..................                                     126.20%
                                                                                                                 ----------------
     (m2.)  Month 2:      May-01 ....................................................                                     127.91%
                       ----------                                                                                ----------------
     (m3.)  Month 3:      Apr-01 ....................................................                                     118.53%
                       ----------                                                                                ----------------
     (m4.)  Three month rolling average Residual Realization Ratio ..................                                     124.21%
                                                                                                                 ----------------

     (n.)   Does the three month rolling Residual Realization ratio exceed 100%
            Y or N ..................................................................                                        YES
                                                                                                                 ----------------

III. FLOW OF FUNDS

     (1.)   The amount on deposit in Available Funds ................................                             $ 2,460,866.94
                                                                                                                 ----------------
     (2.)   The prepayment amounts deposited, if any, by the Issuers'  to the
            Collection Account for removal of defaulted contracts ...................                             $            -
                                                                                                                 ----------------
     (3.)   Total deposits in the Collection Account to be used as available
            funds on this Payment Date ..............................................                             $ 2,460,866.94
                                                                                                                 ----------------

     (a.)   To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid
            Balance .................................................................                             $    21,760.40
                                                                                                                 ----------------
     (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any ....                             $    17,860.24
                                                                                                                 ----------------

            To Series 1999-1 Noteholders:
     (c.)   To Class A, the total Class A Note Interest and Class A Overdue
            Interest for the related period .........................................                             $    97,536.24
                                                                                                                 ----------------
                       Interest on Class A-1 Notes ..................................    $            -
                                                                                         ---------------
                       Interest on Class A-2 Notes ..................................    $    43,223.42
                                                                                         ---------------
                       Interest on Class A-3 Notes ..................................    $    54,312.82
                                                                                         ---------------
     (d.)   Interest on Class B Notes for the related period ........................                             $    25,294.28
                                                                                                                 ----------------

     (e.)   To Series 1999-1 Noteholders:
            To Class A, the total applicable Principal Payment ......................                             $ 1,689,329.53
                                                                                                                 ----------------
                       Principal Payment to Class A-1 Noteholders ...................    $            -
                                                                                         ---------------
                       Principal Payment to Class A-2 Noteholders ...................    $ 1,689,329.53
                                                                                         ---------------
                       Principal Payment to Class A-3 Noteholders ...................    $            -
                                                                                         ---------------
            To Class B for applicable Principal Payment to the extent of the
            Class B Floor ...........................................................                             $   408,708.77
                                                                                                                 ----------------


     (f.)   To the Reserve Account :
            The amount needed to increase the amount in the Reserve Account to
            the Required Reserve ....................................................                             $            -
                                                                                                                 ----------------


     (g.)   Upon the occurrence of a Residual Event          the lesser of:
            (A) the remaining Available Funds and ...................................    $            -
                                                                                         ---------------
            (B) the aggregate amount of Residual Receipts included in
            Available Funds .........................................................    $            -
                                                                                         ---------------
            To be deposited to the Residual Account .................................                             $            -
                                                                                                                 ----------------

     (h.)   To the Issuers, as owner of the Pledged Assets, any remaining
            Available Funds on deposit in the Collection Account (the
            "Issuers' Interest") ....................................................                             $   200,377.48
                                                                                                                 ----------------

IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the
            Collection Period .......................................................                             $   600,023.74
                                                                                                                 ----------------
     (b.)   Servicer Advances reimbursed during the Collection Period ...............                             $    32,147.27
                                                                                                                 ----------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date .........................................................                             $    21,760.40
                                                                                                                 ----------------
     (d.)   Servicer Advances made during the related Collection Period .............                             $            -
                                                                                                                 ----------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period ..................................................................                             $   546,116.07
                                                                                                                 ----------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made ...........................................................                             $            -
                                                                                                                 ----------------


V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period .....                             $ 1,104,761.18
                                                                                                                 ----------------
     (b.)   Amount of interest earnings reinvested for the related Monthly Period ...                             $     3,854.08
                                                                                                                 ----------------
     (c.)   Amounts used to cover shortfalls, if any,  for the related
            Collection Period .......................................................                             $            -
                                                                                                                 ----------------
     (d.)   Amounts transferred from the Collection Account, if applicable ..........                             $            -
                                                                                                                 ----------------
     (e.)   Balance remaining before calculating Required Reserve Amount ............                             $ 1,108,615.26
                                                                                                                 ----------------

     (f.)   Required Reserve Amount needed as of the related Collection Period ......                             $ 1,104,761.18
                                                                                                                 ----------------

     (g1.)  If (e) above is greater than (f), then excess amount to be
            transferred to the Series Obligors ......................................                             $     3,854.08
                                                                                                                 ----------------
     (g2.)  If (e) is greater than (d), then amount of shortfall ....................
                                                                                                                 ----------------

     (h.)   Amounts on deposit at the end of the related Collection Period
            (e minus g1) ............................................................                             $ 1,104,761.18
                                                                                                                 ----------------

     (i.)   Is the Required Reserve Amount equal to the balance in the Reserve
            Account as of the related Collection period? Y or N .....................                                        YES
                                                                                                                 ----------------


VI.  RESIDUAL ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period .....                             $            -
                                                                                                                 ----------------
     (b.)   Amounts transferred from the Collection Account .........................                             $            -
                                                                                                                 ----------------
     (c.)   Amounts used to cover shortfalls for the related Collection Period ......                             $            -
                                                                                                                 ----------------
     (d.)   Amount on deposit at the end of the related Collection Period ...........                             $            -
                                                                                                                 ----------------


VII. ADVANCE PAYMENTS

     (a.)   Beginning aggregate Advance Payments ....................................                             $   425,373.42
                                                                                                                 ----------------
     (b.)   Add:  Amount of Advance Payments collected during the related
            Collection Period .......................................................                             $   208,840.32
                                                                                                                 ----------------
     (c.)   Add:  Investment earnings for the related  Collection Period ............                             $            -
                                                                                                                 ----------------
     (d.)   Less: Amount of Advance Payments withdrawn for deposit into
            Facility Account ........................................................                             $   274,375.16
                                                                                                                 ----------------
     (e.)   Ending aggregate Advance Payments .......................................                             $   359,838.58
                                                                                                                 ----------------


       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:      /s/ Mark Shapiro

       TITLE:   Asst. Treasurer

       DATE:    07/11/01